EXPLANATORY NOTE

On behalf of The Needham Funds, Inc. and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are XBRL exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in the supplement to the Prospectus for the Needham Growth Fund, the Needham Aggressive Growth Fund and the Needham Small Cap Growth Fund, which was filed pursuant to Rule 497(e) on February 3, 2017.  The purpose of this filing is to submit the XBRL exhibits for the risk/return summary information provided in the 497(e) filing (Accession Number 0000894189-17-000626).

The XBRL exhibits attached hereto consist of the following:

EXHIBIT LIST

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE